UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            MASSEY EXPLORATION CORP.
             (Exact name of registrant as specified in its charter)

        Nevada                                                      N/A
(State of incorporation                                        (IRS Employer
   or organization)                                          Identification No.)

                             300,508 24th Avenue SW
                            Calgary, Alberta T2S 0K4
              (Address and zip code of principal executive offices)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------

  Not Applicable                                            Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box [X]

Securities Act registration statement file number to which this form relates:
Form S-1 Registration Number 333-150821

       Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

The description of the Registrant's Common Stock included under the caption "Description of Securities" set forth in the Prospectus (Registration No. 333-150821, filed with the Securities and Exchange Commission on May 12, 2008 (the "Original Filing"), as further amended from time to time collectively, the "Registration Statement), is incorporated herein by reference.

ITEM 2. EXHIBITS

3.1 Articles of Incorporation of Registrant (incorporated by reference herein from Exhibit 3.1 to Form S-1, Registration No. 333-150821)

3.2      By-Laws of Registrant (incorporated by reference herein from Exhibit
         3.2 to Form S-1, Registration No. 333-150821)

4        Specimen Stock Certificate

99       Subscription Agreement (incorporated by reference herein from Exhibit
         99.1 to Form S-1, Registration No. 333-150821)

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

July 13, 2009                          Massey Exploration Corp., Registrant


                                       By: /s/ Michael Hawitt
                                           -------------------------------------
                                           Michael Hawitt, President, Secretary,
                                           Treasurer, Chief Executive Officer,
                                           Chief Financial Officer, and
                                           Principal Accounting Officer

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